Eaton Vance Money Market Fund Supplement to Prospectus dated March 1, 2009 Eaton Vance Cash Management Fund Supplement to Prospectus dated December 4, 2009

On October 19, 2009, the Boards of Trustees of each Fund
and Cash Management Portfolio (the "Portfolio"), approved a
change to the investment policies of each Fund and the
Portfolio to provide that each will invest substantially all of its net assets in obligations of the U.S. Government and its
agencies and instrumentalities. Implementation of this
change is expected to be completed on or about March 1,
2010. In connection with the policy change, Eaton Vance
Cash Management Fund will change its name to Eaton Vance
U.S. Government Money Market Fund and the Portfolio will
change its name to U.S. Government Money Market Portfolio.
In addition, the Trustees approved the reorganization of Eaton
Vance Money Market Fund into Class B shares of Eaton
Vance Cash Management Fund. The reorganization is
expected to be consummated on or about March 1, 2010.

December 7, 2009 [CODE]